Equity	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Equity
Equity
Issuance of Warrants
In March 2014, in connection with the issuance of our Cash Convertible Notes, we issued warrants (as described in Note 15) for approximately 25.8 million shares of our common stock (subject to antidilution adjustments under certain circumstances) with an initial exercise price of $32.085 per share, subject to customary adjustments. The proceeds, net of issuance costs, from the sale of the Warrants of approximately $68.9 million are included as additional paid in capital in the accompanying balance sheet. The Warrants expire as follows: Warrants to purchase 15.2 million shares expire over a period of 50 trading days beginning on December 27, 2018 and Warrants to purchase 10.6 million shares expire over a period of 50 trading days beginning on December 29, 2020. The Warrants are exercisable only upon expiration. For each Warrant that is exercised, we will deliver to the holder a number of shares of our common stock equal to the amount by which the settlement price exceeds the exercise price, divided by the settlement price, plus cash in lieu of any fractional shares. The Warrants could separately have a dilutive effect on shares of our common stock to the extent that the market value per share of our common stock exceeds the applicable exercise price of the Warrants (as measured under the terms of the Warrants).
Share Repurchase Program
In 2012, the Supervisory Board approved a program authorizing management to purchase up to a total of $100 million of our common shares (excluding transaction costs). We completed this share repurchase program in April 2013 having repurchased, between October 2012 and April 2013, a total of 5.1 million QIAGEN shares for an aggregate cost of $99.0 million.
In July 2013, we announced our intention to exercise the authorization granted by the Annual General Meeting of Shareholders on June 26, 2013, to purchase up to $100 million of our common shares (excluding transaction costs). In 2013, 1.0 million QIAGEN shares were repurchased for $22.7 million and 3.4 million QIAGEN shares were repurchased for $77.7 million in 2014 for an aggregate cost of $100.4 million (including performance fees), under this program.
In July 2014, we announced the launch of our third $100 million share repurchase program after completing the second $100 million program in June 2014. In 2014, 2.1 million QIAGEN shares were repurchased for $49.1 million.
The cost of repurchased shares is included in treasury stock and reported as a reduction in total equity when a repurchase occurs. Repurchased shares will be held in treasury in order to satisfy various obligations, which include exchangeable debt instruments and employee share-based remuneration plans.
Accumulated Other Comprehensive Income (Loss)
The following table is a summary of the components of accumulated other comprehensive (loss) income at December 31:

(in thousands)	2014	2013
Net unrealized loss on pension, net of tax	$(882)	$(401)
Foreign currency effects from intercompany long-term investment transactions, net of tax of $6.8 million and $6.5 million in 2014 and 2013, respectively	12,933	12,164
Foreign currency translation adjustments	(146,786)	(15,955)
Accumulated other comprehensive (loss) income	$(134,735)	$(4,192)